EXHIBIT 4.1
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                          REGISTRATION RIGHTS AGREEMENT


                                      among


                             TRIARC COMPANIES, INC.


                                       and


                 CERTAIN STOCKHOLDERS OF TRIARC COMPANIES, INC.



                          ____________________________

                            Dated as of July 25, 2005

                          ____________________________





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                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Section 1.        Definitions.................................................1

Section 2.        Shelf Registration..........................................4

Section 3.        Registration Procedures.....................................7

Section 4.        RTMRG Holder's Obligations.................................11

Section 5.        Registration Expenses......................................12

Section 6.        Indemnification............................................12

Section 7.        Information Requirements...................................16

Section 8.        Miscellaneous..............................................16





                                      -i-
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         REGISTRATION RIGHTS AGREEMENT dated as of July 25, 2005 (this
"AGREEMENT"), between Triarc Companies, Inc., a Delaware corporation (the "COMPANY"), and certain stockholders of the Company listed on SCHEDULE 1 attached hereto (collectively, the "RTMRG STOCKHOLDERS").

         WHEREAS, the Company, Arby's Acquisition Co., a Georgia corporation and a direct wholly owned subsidiary of the Company ("MERGER SUB CORP."), Arby's Restaurant, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company ("MERGER SUB LLC"), RTM Restaurant Group, Inc., a Georgia corporation ("RTMRG") and Russell V. Umphenour, Jr., Dennis E. Cooper and J. Russell Welch, as the RTM Representatives (as defined therein), have entered into an Agreement and Plan of Merger, dated as of May 27, 2005 (as the same may be amended or modified from time to time in accordance with its terms, the "MERGER AGREEMENT"), which provides, among other things, for the merger of Merger Sub Corp. with and into RTMRG, with RTMRG surviving the merger and becoming an indirect wholly owned subsidiary of the Company (the "FIRST MERGER"), followed immediately thereafter by the merger of RTMRG with and into Merger Sub LLC, with Merger Sub LLC surviving such merger;

         WHEREAS, pursuant to the transactions contemplated by the Merger Agreement, the RTMRG Stockholders received, as consideration for the First Merger, cash and shares of Triarc Class B-1 Common Stock; and

         WHEREAS, it is a condition to the obligation of RTMRG to effect the First Merger that the Company grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" has the meaning set forth in the preamble.

         "AMENDMENT EFFECTIVENESS DEADLINE DATE" has the meaning set forth in
Section 2(d)(i).


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         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in New York City are permitted or required by law to be closed, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

         "CLOSING DATE" has the meaning set forth in the Merger Agreement.

         "COMPANY" has the meaning set forth in the preamble.

         "DEFERRAL NOTICE" has the meaning set forth in Section 3(h)(ii).

         "DEFERRAL PERIOD" has the meaning set forth in Section 3(h).

         "EFFECTIVENESS PERIOD" means the period commencing on the date hereof and ending on the earlier of the date that is (i) two years after the date on which the Initial Shelf Registration Statement becomes effective, as may be extended pursuant to Section 2(b), and (ii) the date that all Registrable Securities have ceased to be Registrable Securities or have been sold under the Initial Shelf Registration Statement or a Subsequent Shelf Registration Statement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "FILING DEADLINE DATE" has the meaning set forth in Section 2(a).

         "FIRST MERGER" has the meaning set forth in the recitals.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 6(c).

         "INDEMNIFYING PARTY" has the meaning set forth in Section 6(c).

         "INITIAL SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(a).

         "LIQUIDATED DAMAGES AMOUNT" has the meaning set forth in Section 2(e).

         "LOSSES" has the meaning set forth in Section 6(a).

         "MATERIAL EVENT" has the meaning set forth in Section 3(h).

         "MERGER AGREEMENT" has the meaning set forth in the recitals.

         "MERGER SUB CORP." has the meaning set forth in the recitals.

         "MERGER SUB LLC" has the meaning set forth in the recitals.

         "NOTICE AND QUESTIONNAIRE" means a written notice and questionnaire in customary form delivered by an RTMRG Holder to the Company.

         "PERSON" has the meaning set forth in the Merger Agreement.


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         "PROSPECTUS" means the prospectus included in any Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" means: (a) any and all shares of Triarc Class B-1 Common Stock received by the RTMRG Stockholders pursuant to the Merger Agreement and any shares of capital stock issued or issuable to any of the RTMRG Holders with respect to such shares of Triarc Class B-1 Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "REGISTRATION DEFAULT" has the meaning set forth in Section 2(e).

         "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "RESTRICTED SECURITIES" means "restricted securities" as defined in Rule 144.

         "RTM PARTIES" means RTMRG, RTM Management Company, LLC, and RTM Acquisition Company, LLC and each of their subsidiaries.

         "RTM REPRESENTATIVES" has the meaning set forth in the Merger
Agreement.

         "RTMRG" has the meaning set forth in the recitals.

         "RTMRG HOLDER" means any RTMRG Stockholder holding Registrable Securities and each transferee of Registrable Securities from an RTMRG Stockholder, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

         "RTMRG NOTICE HOLDER" means, on any date, any RTMRG Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

         "RTMRG STOCKHOLDERS" has the meaning set forth in the preamble.


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         "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "RULE 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section
2(a).

         "SUBSEQUENT SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(b).

         "TRIARC CLASS B-1 COMMON STOCK" has the meaning set forth in the Merger Agreement.

         "TRIARC MATERIAL ADVERSE EFFECT" has the meaning set forth in the Merger Agreement.

         Section 2.      SHELF REGISTRATION.

                (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable after the date hereof but in any event not later than 30 days after the date hereof (the "FILING DEADLINE DATE"), a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "SHELF REGISTRATION STATEMENT") registering the resale from time to time by RTMRG Holders of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION Statement"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such RTMRG Holders in accordance with the methods of distribution elected by the RTMRG Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is reasonably practicable, and, subject to any Deferral Periods, to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each RTMRG Holder that became an RTMRG Notice Holder on or prior to the date ten Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such


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RTMRG Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

                (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and, subject to any Deferral Periods, to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period. In the event that the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective as described in this paragraph, the Effectiveness Period shall be extended by a period of time equal to the period of time during which there was no effective Shelf Registration Statement covering all of the Registrable Securities.

                (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, or if required by the Securities Act.

                (d) Each RTMRG Holder agrees that if such RTMRG Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(h). Each RTMRG Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least three Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event upon the later of (x) five Business Days after such date or (y) five Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within five Business Days of such delivery date:

                        (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required


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document so that the RTMRG Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such RTMRG Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is 45 days after the date such post-effective amendment is required by this clause to be filed;

                        (ii) provide such RTMRG Holder copies of any documents filed pursuant to Section 2(d)(i); and

                        (iii) notify such RTMRG Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i);

PROVIDED, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the RTMRG Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any RTMRG Holder that is not an RTMRG Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to five Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

                (e) The parties to this Agreement agree that the RTMRG Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to file the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement within the time periods set forth in Section 2(a) and 2(b), respectively (each, a "REGISTRATION DEFAULT"). Accordingly, if a Registration Default shall have occurred and be continuing, the Company agrees to pay, as liquidated damages and not as a penalty, to the RTMRG Holders, in the aggregate, $40,000 (which amount shall be reduced by a pro rata amount for any Registrable Securities as of the date hereof that cease to be Registrable Securities after the date hereof) (the "LIQUIDATED DAMAGES AMOUNT") for each day during the period beginning on the date that a Registration Default shall have occurred and ending on (but excluding) the date on which no Registration Default is continuing. Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is not longer a Registrable Security and (y) expiration of the Effectiveness Period. The parties to this Agreement agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by RTMRG Holders by reason of any Registration Default and that the sole damages payable for a Registration Default shall be the Liquidated Damages Amount.


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                (f)     Notwithstanding anything to the contrary set forth in
this Agreement (including Section 2(e)), Triarc shall have no liability to any RTMRG Holder under this Agreement for any breach of this Agreement by Triarc to the extent related to, or arising or resulting from, any matter related to information included or required to be included in the Shelf Registration Statement or Prospectus concerning any RTM Party, including any delay caused by the failure to obtain the requisite consents of Ernst & Young LLP to the inclusion of financial statements of any RTM Party for any period prior to the Closing Date in the Shelf Registration Statement or Prospectus, the unavailability of required financial information concerning any RTM Party for any period prior to the Closing Date or any actions taken by the SEC with respect to any information concerning any RTM Party.

         Section 3. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

                (a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-3 or another appropriate form under the Securities Act available for the sale of the Registrable Securities by the RTMRG Holders in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the RTM Representatives copies of all such documents proposed to be filed and within five Business Days of the delivery of such copies to the RTM Representatives in good faith consider reflecting in each such document when so filed with the SEC all comments, if any, that the RTM Representatives shall propose; PROVIDED, that the Company shall not be required to take any actions under this Section 3(a) that are not, in the opinion of nationally-recognized counsel experienced in such matters, required by applicable law or to include in the disclosure which at the time could have a Triarc Material Adverse Effect, as determined in good faith by the Company. The Company shall promptly provide copies of any written correspondence from the SEC with respect to a Prospectus, prospectus supplement, Registration Statement or post-effective amendment to the RTMRG Representatives.

                (b) Subject to its ability to issue a Deferral Notice, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.


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                (c)     As promptly as practicable give notice to the RTMRG
Notice Holders, (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.

                (d) Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to the RTM Notice Holders of the withdrawal of any such order.

                (e) As promptly as practicable, furnish to each RTMRG Notice Holder, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, excluding all schedules, exhibits and all documents incorporated or deemed to be incorporated therein by reference (unless requested in writing by such RTMRG Notice Holder).

                (f) During the Effectiveness Period, deliver to each RTMRG Notice Holder, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such RTMRG Notice Holder may reasonably request; to provide a "reasonable number" of copies thereof to the New York Stock Exchange as contemplated by Rule 153 under the Securities Act; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each RTMRG Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

                (g) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its commercially reasonable efforts to register


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or qualify or cooperate with the RTMRG Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any RTMRG Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such RTMRG Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; PROVIDED, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                (h) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under
Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the sole judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus for a discrete period of time:

                        (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and


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                        (ii)    give notice to the RTM Representatives that the
availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE") and, upon receipt of any Deferral Notice, each RTMRG Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such RTMRG Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

         The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, and (y) in the case of clause (B) or (C) above, as soon as, or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter, in the sole judgment of the Company, public disclosure of such Material Event or pending corporate development would not be prejudicial to or contrary to the interests of the Company. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of the Shelf Registration Statement or any Prospectus for a period (the "DEFERRAL PERIOD") that shall not exceed 60 days in any three-month period or 120 days in any 12-month period.

                        (i) If requested in writing in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the RTMRG Notice Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such RTMRG Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such RTMRG Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the RTMRG Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; PROVIDED, that such Persons shall first hereby agree with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person or (iv) such information becomes available to any such Person from a source other than the Company and such source is not bound by a confidentiality agreement, and PROVIDED FURTHER, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated


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on behalf of all the RTMRG Notice Holders and the other parties entitled thereto by the counsel referred to in Section 5.

                (j) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with a fiscal year of the Company.

                (k) Cooperate with each RTMRG Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such names as such RTMRG Notice Holder may request in writing at least three Business Days prior to any sale of such Registrable Securities.

                (l) Use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class and series issued by the Company are then listed, PROVIDED that the applicable listing requirements are satisfied.

                (m) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. or the New York Stock Exchange, Inc.

         Section 4. RTMRG HOLDER'S OBLIGATIONS. Each RTMRG Holder agrees, by acquisition of the Registrable Securities, that it shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such RTMRG Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each RTMRG Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such RTMRG Notice Holder not misleading and any other information regarding such RTMRG Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. The Company may exclude from such registration the Registrable Securities of any RTMRG Holder that does not furnish such information provided above so long as such information is not so furnished. Any sale of any Registrable Securities by any RTMRG Holder shall constitute a representation and warranty by such RTMRG Holder that the information relating to such RTMRG Holder and its plan of distribution is as set forth in the Prospectus delivered by such RTMRG Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such RTMRG Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such RTMRG Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

         Section 5. REGISTRATION EXPENSES. The Company shall bear all fees and expenses incurred by it in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. or New York Stock Exchange Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel to the Company in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as RTMRG Notice Holders holding a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printing expenses, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any RTMRG Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement (PROVIDED, that the Company shall not be liable for the fees and expenses of more than one separate firm for all parties participating in any transaction hereunder), (v) reasonable fees and disbursements of the registrar and transfer agent for the Triarc Class B-1 Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all selling expenses (including underwriting discounts and commissions and transfer taxes), all fees and expenses of its counsel, any stock transfer taxes in connection with any underwritten offering and all registration expenses to the extent required by applicable law.

         Section 6.     INDEMNIFICATION.

                (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each RTMRG Notice Holder and each person, if any, who controls any RTMRG Notice Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "LOSSES") caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the

Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (x) information relating to the RTMRG Holders furnished to the Company in writing by an RTMRG Holder expressly for use therein or (y) information (including historical financial statements and other historical financial information) contained in any Registration Statement or Prospectus concerning any of the RTM Parties for any period prior to the Closing Date; PROVIDED, that the Company shall not be liable to any RTMRG Notice Holder (or any person controlling such RTMRG Notice Holder) to the extent that such Losses arise out of or are based upon an untrue statement or alleged untrue statement of material fact or omission or alleged omission if either (i) (A) such RTMRG Notice Holder was required by law to send or deliver, and failed to send or deliver, a copy of the Prospectus with or prior to delivery written confirmation of the sale by such RTMRG Notice Holder to the Person asserting the claims from which the Losses arise and (B) the Prospectus would have corrected such untrue statement or omission or alleged omission or (ii) (A) such RTMRG Notice Holder disposed of Registrable Securities to the Person asserting the claim from which such Losses arise pursuant to a Registration Statement and sent or delivered, or was required by law to send or deliver, a Prospectus to such Person in connection with the disposition, (B) such RTMRG Notice Holder received a Deferral Notice in writing prior to the date of such disposition and (C) such untrue statement or omission or alleged omission was the reason for the Deferral Notice.

                (b) INDEMNIFICATION BY RTMRG HOLDERS. Each RTMRG Holder agrees severally and not jointly to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other RTMRG Holder, from and against all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only (i) with reference to (x) information (including historical financial statements and other historical financial information) contained in the Registration Statement or Prospectus concerning any of the RTM Parties for any period prior to the Closing Date or (y) information relating to such RTMRG Holder furnished to the Company in writing by such RTMRG Holder expressly for use in such Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and (ii) with respect to any Losses that may arise as a result of the disposition by such RTMRG Holder of Registrable Securities to the Person asserting the claim from which such Losses arise pursuant to a Registration Statement, the Prospectus or any amendments or supplements thereto if such RTMRG Holder sent or delivered, or was required by law to send or deliver, a Prospectus in connection with such disposition, such RTMRG Holder received a Deferral Notice with respect to such prospectus in writing prior to the date of such disposition and the untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Deferral Notice. In no event shall the liability of any RTMRG Holder hereunder be greater in amount than the dollar amount of the proceeds received by such RTMRG Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

                (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 6(a) or 6(b), such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all RTMRG Holders and all Persons, if any, who control any RTMRG Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and
(ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred upon presentation of a statement or statements thereof in reasonable detail and subject to an undertaking to return such amounts if it is determined that such party is not entitled to indemnification under this Agreement in respect of such matter. In the case of any such separate firm for the RTMRG Holders and such control persons of any RTMRG Holders, such firm shall be designated in writing by the RTM Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                (d) CONTRIBUTION. To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient in respect of any Losses referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the Indemnified Party or parties on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or parties on the one hand and of the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the RTMRG Holders shall be deemed to be equal to the aggregate Current Market Price (as defined in the Merger Agreement) as of the Closing Date of the Registrable Securities to which such Losses relate. The relative fault of the RTMRG Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the RTMRG Holders or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The RTMRG Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation (even if the RTMRG Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

                (e) The indemnity, contribution and expense reimbursement obligations of the parties hereunder shall be in addition to any liability any Indemnifying

Party or Indemnified Party may otherwise have hereunder, under the Merger Agreement or otherwise.

                (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any RTMRG Holder or any person controlling any RTMRG Holder, or the Company, or the Company's officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any RTMRG Holder.

         Section 7. INFORMATION REQUIREMENTS. The Company covenants that, for so long as it is subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable any RTMRG Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act. The Company also covenants that, for so long as any RTMRG Stockholder holds any Registrable Securities, it will cooperate with any RTMRG Holder and take such further reasonable action as any RTMRG Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such RTMRG Holder may reasonably request), all to the extent required from time to time to enable such RTMRG Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any RTMRG Holder, the Company shall deliver to such RTMRG Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of the Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Triarc Class B-1 Common Stock) under any section of the Exchange Act.

         Section 8.     MISCELLANEOUS.

                (a) NO INCONSISTENT AGREEMENTS. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company that is inconsistent with the rights granted to the RTMRG Holders in this Agreement. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the RTMRG Holders in this Agreement.

                (b) INTERPRETATION. Any reference in this Agreement to a statute shall be to such statute, as amended from time to time prior to the date hereof, and to the rules and regulations promulgated thereunder prior to the date hereof. Any reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with its terms. Unless the context otherwise requires, (1) all references made in this Agreement to an Article or Section are to an Article or Section of this Agreement, (2) "or" is disjunctive but not necessarily exclusive, (3) "will" shall be deemed to have the same meaning as the word

"shall" and (4) words in the singular include the plural and vice versa. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not so followed. All references to "$" or dollar amounts are to lawful currency of the United States of America, unless otherwise expressly stated. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                (c) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by written instrument duly executed by (i) the Company and (ii) the RTMRG Holders holding Registrable Securities representing at least a majority of the aggregate number of Registrable Securities owned by all of the RTMRG Holders. No waiver by any party of any term or condition contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition contained in this Agreement on any future occasion.

                (d) NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be delivered by hand or overnight courier service or by facsimile:

         if to the Company, to:

                  Triarc Companies, Inc.
                  280 Park Avenue
                  New York, New York  10017
                  Attention:  Brian L. Schorr, Esq.
                  Fax:  (212) 451-3216

         with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, New York  10019-6064
                  Attention:  Paul D. Ginsberg, Esq.
                  Fax:  (212) 757-3990

         If to the RTMRG Holders or the RTM Representatives to:

                  Russell V. Umphenour, Jr.
                  5995 Barfield Road
                  Atlanta, Georgia 30328-4411
                  Fax:  (404) 250-4856

                  and

                  Dennis E. Cooper
                  5995 Barfield Road
                  Atlanta, Georgia 30328-4411
                  Fax:  (404) 250-4856

                  and

                  J. Russell Welch
                  5995 Barfield Road
                  Atlanta, Georgia
                  30328-4411 Fax: (404) 250-4856

         with a copy to:

                  Sutherland Asbill & Brennan LLP
                  999 Peachtree St., NE
                  Atlanta, Georgia 30309-3996
                  Attention: Mark D. Kaufman, Esq.
                  Fax:  (404) 853-8806

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above. Each such communication shall be effective (a) if delivered by hand, when such delivery is made at the address specified in this Section 8(d), (b) if delivered by overnight courier service, the next Business Day after such communication is sent to the address specified in this Section 8 or (c) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 8 and appropriate confirmation is received.

                (e) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. Except as provided in Section 6, this Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement and their successors and permitted assigns. This Agreement may not be assigned by any RTMRG Holder without the prior written consent of the Company.

                (f) COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                (g) GOVERNING LAW. This Agreement and any claim or controversy relating hereto shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state that would result in the application of the law of another jurisdiction.

                (h) JURISDICTION. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8 shall be deemed effective service of process on such party.

                (i) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                (j) SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

                (k) ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

                (l) RULES OF CONSTRUCTION. The parties to this Agreement have been represented by counsel during the negotiation and execution of this Agreement and waive the application of any laws or rule of construction providing that ambiguities in any agreement or other document shall be construed against the party drafting such agreement or other document. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (m) REMEDIES. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

                (n) SPECIFIC PERFORMANCE. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions (without the payment or posting of any bond) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                (o) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5, 6 or 7, each of which shall remain in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             TRIARC COMPANIES, INC.


                             By: /s/ Stuart I. Rosen
                                 -------------------------------
                                 Name:  Stuart I. Rosen
                                 Title: Senior Vice President and Secretary



                             RTMRG STOCKHOLDERS:

                             /s/ Jason Abelkop
                             -----------------------------------
                             Signature

                             Jason Abelkop
                             -----------------------------------
                             Print Name



                             /s/ Michael Abt
                             -----------------------------------
                             Signature

                             Michael Abt
                             -----------------------------------
                             Print Name



                             /s/ Lynn P. Alexander
                             -----------------------------------
                             Signature

                             Lynn P. Alexander
                             -----------------------------------
                             Print Name



                             /s/ Jerry Ardizzone
                             -----------------------------------
                             Signature

                             Jerry Ardizzone
                             -----------------------------------
                             Print Name



                             /s/ Sharron L. Barton
                             -----------------------------------
                             Signature

                             Sharron L. Barton
                             -----------------------------------
                             Print Name



                             /s/ Susan Bauer
                             -----------------------------------
                             Signature

                             Susan Bauer
                             -----------------------------------
                             Print Name



                             /s/ Ray Biondi
                             -----------------------------------
                             Signature

                             Ray Biondi
                             -----------------------------------
                             Print Name



                             /s/ Gary A. Clough
                             -----------------------------------
                             Signature

                             Gary A. Clough
                             -----------------------------------
                             Print Name



                             /s/ Kito Cody
                             -----------------------------------
                             Signature

                             Kito Cody
                             -----------------------------------
                             Print Name



                             /s/ Daniel T. Collins
                             -----------------------------------
                             Signature

                             Daniel T. Collins
                             -----------------------------------
                             Print Name



                             /s/ Dennis E. Cooper
                             -----------------------------------
                             Signature

                             Dennis E. Cooper
                             -----------------------------------
                             Print Name



                             COOPER FAMILY LIMITED PARTNERSHIP, L.L.L.P.


                             By: /s/ Dennis E. Cooper, General Partner
                                 -------------------------------------
                                 Signature

                                 Dennis E. Cooper
                                 -------------------------------------
                                 Print Name



                             /s/ John M. Dasis, Jr.
                             -------------------------------------
                             Signature

                             John M. Dasis, Jr.
                             -------------------------------------
                             Print Name



                             /s/ John S. Dritt
                             -------------------------------------
                             Signature

                             John S. Dritt
                             -------------------------------------
                             Print Name



                             /s/ Tom Garrett
                             -------------------------------------
                             Signature

                             Tom Garrett
                             -------------------------------------
                             Print Name



                             /s/ Joseph Gondolfo
                             -------------------------------------
                             Signature

                             Joseph Gondolfo
                             -------------------------------------
                             Print Name



                             /s/ John L. Gray, Jr.
                             -------------------------------------
                             Signature

                             John L. Gray, Jr.
                             -------------------------------------
                             Print Name



                             /s/ James Hannan
                             -------------------------------------
                             Signature

                             James Hannan
                             -------------------------------------
                             Print Name



                             /s/ Gregory L. Hawkins
                             -------------------------------------
                             Signature

                             Gregory L. Hawkins
                             -------------------------------------
                             Print Name



                             /s/ Wendy E. Henderson
                             -------------------------------------
                             Signature

                             Wendy E. Henderson
                             -------------------------------------
                             Print Name



                             /s/ Patrick S. Herreman
                             -------------------------------------
                             Signature

                             Patrick S. Herreman
                             -------------------------------------
                             Print Name



                             /s/ Allison Hyer
                             -------------------------------------
                             Signature

                             Allison Hyer
                             -------------------------------------
                             Print Name



                             /s/ Mike Kovac
                             -------------------------------------
                             Signature

                             Mike Kovac
                             -------------------------------------
                             Print Name



                             /s/ Christopher P. Kuehn
                             -------------------------------------
                             Signature

                             Christopher P. Kuehn
                             -------------------------------------
                             Print Name



                             /s/ Michael I. Lippert
                             -------------------------------------
                             Signature

                             Michael I. Lippert
                             -------------------------------------
                             Print Name



                             /s/ Jeryl M. McIntyre
                             -------------------------------------
                             Signature

                             Jeryl M. McIntyre
                             -------------------------------------
                             Print Name



                             /s/ John A. Odachowski
                             -------------------------------------
                             Signature

                             John A. Odachowski
                             -------------------------------------
                             Print Name



                             /s/ D.K. Pike
                             -------------------------------------
                             Signature

                             Deborah K. Pike
                             -------------------------------------
                             Print Name



                             /s/ J. David Pipes
                             -------------------------------------
                             Signature

                             J. David Pipes
                             -------------------------------------
                             Print Name



                             /s/ Cynthia S. Richardson
                             -------------------------------------
                             Signature

                             Cynthia S. Richardson
                             -------------------------------------
                             Print Name



                             /s/ Robert Rogers
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                             Signature

                             Robert Rogers
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                             Print Name



                             ROYAL FAMILY KIDS CAMP, INC.

                             By:  /s/ Wayne R. Tesch
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                                  Signature

                                  Wayne R. Tesch
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                                  Print Name



                             /s/ Karen G. Samples
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                             Signature

                             Karen G. Samples
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                             /s/ Thomas L. Stager
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                             Signature

                             Thomas L. Stager
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                             /s/ Melissa Strait
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                             Signature

                             Melissa Strait
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                             /s/ John A. Todd, Jr.
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                             Signature

                             John A. Todd, Jr.
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                             Print Name



                             /s/ Russell V. Umphenour, Jr.
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                             Signature

                             Russell V. Umphenour, Jr.
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                             Print Name



                             /s/ Russell V. Umphenour III
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                             Signature

                             Russell V. Umphenour III
                             -------------------------------------
                             Print Name



                             /s/ Sharon S. Umphenour
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                             Signature

                             Sharon S. Umphenour
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                             /s/ J. Russell Welch
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                             Signature

                             J. Russell Welch
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                             Print Name